Exhibit 99.1

LNB Bancorp Reports Third Quarter 2010 Results

  Third quarter net income of 32-cents per diluted share compared to year ago loss
  Exchange of trust preferred for common shares bolsters tangible common equity
  Modest asset quality improvement; challenges from economy remain

LORAIN, Ohio--(BUSINESS WIRE)--October 28, 2010--LNB Bancorp, Inc. (NASDAQ: LNBB) today reported net income available to common shareholders for the three months ended September 30, 2010 of $2,410,000, or $0.32 per diluted share, compared with a net loss of $4,695,000, or $0.64 per diluted share for the same period a year ago.

For the first nine months of 2010, net income was $4,347,000, or $0.59 per diluted share, compared to a net loss the same period last year of $3,480,000, or $0.48 per diluted share.

Third quarter 2010 net income included an after-tax gain of $1,436,500, or $0.20 per share, from the exchange and retirement of $4,250,000 million of LNB’s trust preferred securities for LNB common shares. The exchanges were completed in transactions on or prior to August 31, 2010.

“We are encouraged by another strong quarter of solid core earnings performance in a continuing sluggish economy,” said Daniel E. Klimas, president and chief executive officer of LNB Bancorp. “Additionally, the exchange of trust preferred securities for common shares completed in August strengthened the Company’s tangible common equity.

“In the third quarter, asset quality showed signs of improvement which is testimony to our aggressive asset management strategy,” said Klimas. “We still face a challenging economy and will continue to focus on growing our business while managing our credit quality.”

Pre-provision core earnings* equaled $3,438,000 for the third quarter of 2010 compared to $3,965,000 for the third quarter one year ago. For the first nine months of 2010, pre-provision core earnings* totaled $10,810,000 compared to $10,258,000 for the first nine months of 2009, an increase of 5.38 percent.

Key Performance Measures

Net interest income on a fully taxable equivalent basis for the third quarter of 2010 was $9,498,000 compared with $9,714,000 for the third quarter a year ago. For the first nine months of 2010, net interest income on a fully tax equivalent basis was $29,226,000, compared to $28,006,000 for the same period in 2009. The net interest margin on a fully tax equivalent basis for the third quarter of 2010 was 3.49 percent, an improvement from 3.30 percent for the third quarter of 2009. Noninterest income for the third quarter of 2010 was $5,044,000, compared with $3,124,000 for the same quarter a year ago. The increase was primarily due to the gain from the exchange of trust preferred securities. For the first nine months of 2010, noninterest income was $10,591,000 compared to $9,225,000 for the nine-month period a year ago.

Expense management continues to be a high priority. Noninterest expense was $8,768,000, down from the $8,958,000 in the second quarter of 2010 and essentially flat compared to the $8,737,000 for the third quarter a year ago. Noninterest expense for the first nine months of 2010 was $26,419,000, down from $26,577,000 for the first nine months of 2009.

The provision for loan losses totaled $2,076,000 for the quarter ended September 30, 2010, down from $2,109,000 for the second quarter this year and markedly below the $11,067,000 in the third quarter of 2009. For the nine-month 2010 period, the provision for loan losses was $6,294,000, compared with $15,360,000 for the first nine months of 2009.

Overall loan demand remains weak as total loans ended the quarter at $795,909,000 up slightly from $795,451,000 at the end of the second quarter of 2010, but down from $813,600,000 at the end of the third quarter of 2009. Total assets for the third quarter 2010 ended at $1,156,602,000 compared to $1,181,179,000 at the end of the third quarter of 2009. Total deposits were $979,031,000 at the end of the third quarter of 2010, compared to $968,991,000 at the end of the same quarter of 2009.

The Company continues to work through asset quality challenges amid a difficult economy with signs of modest improvement. At September 30, 2010 the Company’s non-performing assets totaled $45,780,000, or 3.96 percent of total assets, compared to $48,769,000, or 4.23 percent of total assets at June 30, 2010 and $43,089,000 or 3.65 percent at September 30, 2009.

The allowance for possible loan losses is $17,197,000 at September 30, 2010, down from $19,435,000 at June 30, 2010 and $22,556,000 at September 30, 2009. The allowance to total loans at September 30, 2010 equaled 2.16 percent, also down from 2.44 percent at the end of the second quarter of 2010 and from the 2.77 percent at September 30, 2009.

Net charge-offs to average loans for the quarter ending September 30, 2010 was 2.14 percent compared to 0.94 percent at June 30, 2010 and 0.73 percent one year ago.

* Pre-provision core earnings is a non-GAAP financial measure that the Company’s management believes is useful in analyzing the Company’s underlying performance trends, particularly in periods of economic stress. Pre-provision core earnings is defined as income before income tax expense, adjusted to exclude the impact of provision for loan losses. Pre-provision core earnings is reconciled to the related GAAP financial measure in the “Reconciliation” table included after the consolidated financial statements and supplemental financial information included in this press release.

About LNB Bancorp, Inc.

LNB Bancorp, Inc. is a $1.2 billion bank holding company. Its major subsidiary, The Lorain National Bank, is a full-service commercial bank, specializing in commercial, personal banking services, residential mortgage lending and investment and trust services. The Lorain National Bank and Morgan Bank serve customers through 20 retail-banking locations and 27 ATMs in Lorain, Erie, Cuyahoga and Summit counties. North Coast Community Development Corporation is a wholly owned subsidiary of The Lorain National Bank. For more information about LNB Bancorp, Inc., and its related products and services or to view its filings with the Securities and Exchange Commission, visit us at http://www.4lnb.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Terms such as "will," "should," "plan," "intend," "expect," "continue," "believe," "anticipate" and "seek," as well as similar comments, are forward-looking in nature. Actual results and events may differ materially from those expressed or anticipated as a result of risks and uncertainties which include but are not limited to:

  significant increases in competitive pressure in the banking and financial services industries;
  changes in the interest rate environment which could reduce anticipated or actual margins;
  changes in political conditions or the legislative or regulatory environment, including new or heightened legal standards and regulatory requirements, practices or expectations, which may impede profitability or affect the Company's financial condition (such as, for example, the Dodd-Frank Wall Street reform and Consumer Protection Act and rules and regulations that may be promulgated under the Act);
  persisting volatility and limited credit availability in the financial markets, particularly if limitations on the Company's ability to raise funding to the extent required by banking regulators or otherwise; initiatives undertaken by the U.S. government do not have the intended effect on the financial markets;
  limitations on the Company's ability to return capital to shareholders and dilution of the Company's common shares that may result from the terms of the Capital Purchase Program ("CPP"), pursuant to which the Company issued securities to the United States Department of the Treasury (the "U.S. Treasury");
  limitations on the Company's ability to pay dividends;
  increases in interest rates or further weakening economic conditions that could constrain borrowers' ability to repay outstanding loans or diminish the value of the collateral securing those loans;
  adverse effects on the Company's ability to engage in routine funding transactions as a result of the actions and commercial soundness of other financial institutions;
  asset price deterioration, which has had and may continue to have a negative effect on the valuation of certain asset categories represented on the Company's balance sheet;
  general economic conditions, either nationally or regionally (especially in northeastern Ohio), becoming less favorable than expected resulting in, among other things, further deterioration in credit quality of assets;
  increases in deposit insurance premiums or assessments imposed on the Company by the FDIC;
  difficulty attracting and/or retaining key executives and/or relationship managers at compensation levels necessary to maintain a competitive market position;
  changes occurring in business conditions and inflation;
  changes in technology;
  changes in trade, monetary, fiscal and tax policies;
  changes in the securities markets, in particular, continued disruption in the fixed income markets and adverse capital market conditions;
  continued disruption in the housing markets and related conditions in the financial markets; and
  changes in general economic conditions and competition in the geographic and business areas in which the Company conducts its operations, particularly in light of the recent consolidation of competing financial institutions; as well as the risks and uncertainties described from time to time in the Company's reports as filed with the Securities and Exchange Commission.

CONSOLIDATED BALANCE SHEETS

	At September 30, 2010	At December 31, 2009
	(unaudited)
	(Dollars in thousands except share amounts)
ASSETS
Cash and due from Banks	$20,524	$16,318
Federal funds sold and short-term investments	62,550	10,615
Cash and cash equivalents	83,074	26,933
Interest-bearing deposits in other banks	347	359
Securities:
Trading securities, at fair value	-	8,445
Available for sale, at fair value	214,920	247,037
Total Securities	214,920	255,482
Restricted stock	5,741	4,985
Loans held for sale	4,676	3,783
Loans:
Portfolio loans	795,909	803,197
Allowance for loan losses	(17,197)	(18,792)
Net loans	778,712	784,405
Bank premises and equipment, net	9,548	10,105
Other real estate owned	2,206	1,264
Bank owned life insurance	16,951	16,435
Goodwill, net	21,582	21,582
Intangible assets, net	903	1,005
Accrued interest receivable	3,740	4,072
Other assets	14,202	19,099
Total Assets	$1,156,602	$1,149,509

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Demand and other noninterest-bearing	$112,721	$118,505
Savings, money market and interest-bearing demand	326,674	305,045
Certificates of deposit	539,636	547,883
Total deposits	979,031	971,433
Short-term borrowings	1,491	1,457
Federal Home Loan Bank advances	42,502	42,505
Junior subordinated debentures	16,238	20,620
Accrued interest payable	1,718	2,074
Accrued taxes, expenses and other liabilities	4,279	7,279
Total Liabilities	1,045,259	1,045,368
Shareholders' Equity
Preferred stock, Series A Voting, no par value, authorized 750,000 shares, none issued at September 30, 2010 and December 31, 2009.	-	-
Fixed rate cumulative preferred stock, Series B, no par value, $1,000 liquidation value, 25,233 shares authorized and issued at September 30, 2010 and December 31, 2009.	25,223	25,223
Discount on Series B preferred stock	(120)	(131)
Warrant to purchase common stock	146	146
Common stock, par value $1 per share, authorized 15,000,000 shares, issued shares 8,153,589 at September 30, 2010 and 7,623,857 at December 31, 2009.	8,154	7,624
Additional paid-in capital	39,442	37,862
Retained earnings	41,006	36,883
Accumulated other comprehensive income	3,584	2,626
Treasury shares at cost, 328,194 shares at September 30, 2010 and at December 31, 2009	(6,092)	(6,092)
Total Shareholders' Equity	111,343	104,141
Total Liabilities and Shareholders' Equity	$1,156,602	$1,149,509

Consolidated Statements of Income (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(Dollars in thousands except share and per share amounts)		(Dollars in thousands except share and per share amounts)
Interest Income
Loans	$10,740	$11,536	$32,112	$34,507
Securities:
U.S. Government agencies and corporations	1,395	2,554	5,601	7,566
State and political subdivisions	246	261	737	760
Trading securities	-	88	49	334
Other debt and equity securities	72	65	202	183
Federal funds sold and short-term investments	10	19	30	52
Total interest income	12,463	14,523	38,731	43,402
Interest Expense
Deposits	2,554	4,326	8,279	13,829
Federal Home Loan Bank advances	319	351	953	1,131
Short-term borrowings	1	43	3	111
Junior subordinated debenture	217	225	648	721
Total interest expense	3,091	4,945	9,883	15,792
Net Interest Income	9,372	9,578	28,848	27,610
Provision for Loan Losses	2,076	11,067	6,294	15,360
Net interest income after provision for loan losses	7,296	(1,489)	22,554	12,250
Noninterest Income
Investment and trust services	403	496	1,411	1,405
Deposit service charges	1,146	1,211	3,179	3,332
Other service charges and fees	792	766	2,412	2,108
Income from bank owned life insurance	171	213	515	540
Other income	86	51	248	216
Total fees and other income	2,598	2,737	7,765	7,601
Securities gains, net	-	88	38	674
Gains on sale of loans	264	341	651	963
Loss on sale of other assets, net	(28)	(42)	(73)	(13)
Gain on extinguishment of debt	2,210	-	2,210	-
Total noninterest income	5,044	3,124	10,591	9,225
Noninterest Expense
Salaries and employee benefits	3,898	3,610	11,727	11,130
Furniture and equipment	866	1,039	2,716	3,370
Net occupancy	579	571	1,775	1,785
Outside services	538	657	1,686	2,001
Marketing and public relations	256	228	828	767
Supplies, postage and freight	292	311	936	951
Telecommunications	200	208	623	596
Ohio Franchise tax	274	232	836	689
FDIC assessments	568	743	1,653	2,032
Other real estate owned	95	89	247	263
Electronic banking expenses	237	209	659	598
Loan and collection expense	433	385	1,206	963
Other expense	532	455	1,527	1,432
Total noninterest expense	8,768	8,737	26,419	26,577
Income before income tax expense	3,572	(7,102)	6,726	(5,102)
Income tax expense (benefit)	842	(2,726)	1,422	(2,559)
Net Income	$2,730	$(4,376)	$5,304	$(2,543)
Dividends and accretion on preferred stock	320	319	957	937
Net Income Available to Common Shareholders	$2,410	$(4,695)	$4,347	$(3,480)

Net Income Per Common Share
Basic	$0.32	$(0.64)	$0.59	$(0.48)
Diluted	0.32	(0.64)	0.59	(0.48)
Dividends declared	0.01	0.01	0.03	0.19
Average Common Shares Outstanding
Basic	7,514,935	7,295,663	7,400,957	7,295,663
Diluted	7,514,935	7,295,663	7,400,957	7,295,663

LNB Bancorp, Inc.
Supplemental Financial Information
(Unaudited - Dollars in thousands except Share and Per Share Data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
END OF PERIOD BALANCES	2010	2010	2009	2010	2009
Cash and Cash Equivalents	$83,074	$54,976	$34,674	$83,074	$34,674
Securities and interest-bearing deposits	215,267	244,457	282,366	215,267	282,366
Restricted stock	5,741	5,741	4,985	5,741	4,985
Loans held for sale	4,676	1,528	1,707	4,676	1,707
Portfolio loans	795,909	795,451	813,600	795,909	813,600
Allowance for loan losses	17,197	19,435	22,556	17,197	22,556
Net loans	778,712	776,016	791,044	778,712	791,044
Other assets	69,132	71,237	66,403	69,132	66,403
Total assets	$1,156,602	$1,153,955	$1,181,179	$1,156,602	$1,181,179
Total deposits	979,031	973,890	968,991	979,031	968,991
Other borrowings	60,231	64,848	95,047	60,231	95,047
Other liabilities	5,997	8,078	12,143	5,997	12,143
Total liabilities	1,045,259	1,046,816	1,076,181	1,045,259	1,076,181
Total shareholders' equity	111,343	107,139	104,998	111,343	104,998
Total liabilities and shareholders' equity	$1,156,602	$1,153,955	$1,181,179	$1,156,602	$1,181,179

AVERAGE BALANCES
Assets:
Total assets	$1,150,184	$1,158,724	$1,236,055	$1,155,702	$1,202,958
Earning assets	1,081,034	1,090,318	1,169,229	1,086,456	1,134,258
Securities	242,172	258,413	290,860	248,720	268,584
Portfolio loans	799,784	792,132	811,982	796,000	806,600
Liabilities and shareholders' equity:
Total deposits	$971,560	$980,917	$1,018,968	$977,344	$988,443
Interest bearing deposits	856,734	868,694	924,479	864,565	895,861
Interest bearing liabilities	920,300	933,703	1,021,900	929,584	991,361
Total shareholders' equity	108,872	106,314	108,307	106,836	108,091

INCOME STATEMENT
Total Interest Income	$12,463	$12,975	$14,523	$38,731	$43,402
Total Interest Expense	3,091	3,278	4,945	9,883	15,792
Net interest income	9,372	9,697	9,578	28,848	27,610
Provision for loan losses	2,076	2,109	11,067	6,294	15,360
Other income	2,598	2,725	2,738	7,765	7,601
Net gain on sale of assets	236	171	386	616	1,624
Gain on extinguishment of debt	2,210	-	-	2,210	-
Noninterest expense	8,768	8,958	8,737	26,419	26,577
Income (loss) before income taxes	3,572	1,526	(7,102)	6,726	(5,102)
Taxes	842	283	(2,726)	1,422	(2,559)
Net income (loss)	2,730	1,243	(4,376)	5,304	(2,543)
Preferred stock dividend and accretion	320	318	319	957	937
Net income available to common shareholders	$2,410	$925	$(4,695)	$4,347	$(3,480)
Common Cash dividend declared and paid	$78	$74	$73	$225	$1,386

Net interest income-FTE (1)	$9,498	$9,826	$9,714	$29,226	$28,006
Pre-provision core earnings	3,438	3,635	3,965	10,810	10,258

PER SHARE DATA
Basic net income per common share	$0.32	$0.12	$(0.64)	$0.59	$(0.48)
Diluted net income per common share	0.32	0.12	(0.64)	0.59	(0.48)
Cash dividends per common share	0.01	0.01	0.01	0.03	0.19
Book value per share	11.48	11.14	11.24	11.65	11.24
Period-end common share market value	4.62	5.04	6.69	4.62	6.69
Market value as a % of book value	248%	221%	168%	252%	168%
Basic average common shares outstanding	7,514,935	7,363,161	7,295,663	7,400,957	7,295,663
Diluted average common shares outstanding	7,514,935	7,363,161	7,295,663	7,400,957	7,295,663
Common shares outstanding	7,825,395	7,363,161	7,295,663	7,825,395	7,295,663

KEY RATIOS
Return on average assets (2)	0.94%	0.43%	-1.40%	0.61%	-0.28%
Return on average common equity (2)	9.95%	4.69%	-16.03%	6.64%	-3.15%
Efficiency ratio	71.10%	70.41%	68.06%	70.25%	71.38%
Noninterest expense to average assets (2)	3.02%	3.10%	2.80%	3.06%	2.95%
Average equity to average assets	9.47%	9.18%	8.76%	9.24%	8.99%
Net interest margin	3.44%	3.57%	3.25%	3.55%	3.25%
Net interest margin (FTE) (1)	3.49%	3.61%	3.30%	3.60%	3.30%
Common stock dividend payout ratio	3.12%	8.29%	-1.55%	5.11%	-39.83%
Common stock market capitalization	$36,153	$37,110	$48,808	$36,153	$48,808

ASSET QUALITY
Allowance for Loan Losses
Allowance for loan losses, beginning of period	$19,435	$19,183	$12,978	$18,792	$11,652
Provision for loan losses	2,076	2,109	11,067	6,294	15,360
Charge-offs	4,460	2,188	1,533	8,499	4,875
Recoveries	146	331	44	610	419
Net charge-offs	4,314	1,857	1,489	7,889	4,456
Allowance for loan losses, end of period	$17,197	$19,435	$22,556	$17,197	$22,556

Nonperforming Assets
Nonperforming loans	$43,574	$46,414	$42,018	$43,574	$42,018
Other real estate owned	2,206	2,355	1,071	2,206	1,071
Total nonperforming assets	$45,780	$48,769	$43,089	$45,780	$43,089

Ratios
Total nonperforming loans to total loans	5.47%	5.83%	5.16%	5.47%	5.16%
Total nonperforming assets to total assets	3.96%	4.23%	3.65%	3.96%	3.65%
Net charge-offs to average loans (2)	2.14%	0.94%	0.73%	1.33%	0.74%
Provision for loan losses to average loans (2)	1.03%	1.07%	5.41%	1.06%	2.55%
Allowance for loan losses to portfolio loans	2.16%	2.44%	2.77%	2.16%	2.77%
Allowance to nonperforming loans	39.47%	41.87%	53.68%	39.47%	53.68%
Allowance to nonperforming assets	37.56%	39.85%	52.35%	37.56%	52.35%

(1) FTE -- fully tax equivalent at 34% tax rate
(2) Annualized

Reconciliation of Pre-Provision Core Earnings*

	Three Months Ended September 30,		Nine Months Ended September 30,

	2010	2009	2010	2009

Pre-provision Core Earnings*	$3,438	$3,965	$10,810	$10,258
Gain on extinguishment of debt	(2,210)	-	(2,210)	-
Provision for Loan Losses	2,076	11,067	6,294	15,360
Income before income tax expense	$3,572	$(7,102)	$6,726	$(5,102)
* Pre-provision core earnings is a non-GAAP financial measure that the Company’s management believes is useful in analyzing the Company’s underlying performance trends, particularly in periods of economic stress.
Pre-provision core earnings is defined as income before income tax expense, adjusted to exclude the impact of provision for loan losses and the gain on extinguishment of debt.

CONTACT:
For LNB Bancorp, Inc.
W. John Fuller, 216-978-7643